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                                                                    EXHIBIT 99.2

ITEM 2. PROPERTIES.

         We own or lease numerous properties in domestic and foreign locations. The following locations represent our major facilities:

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                                     Owned/
            Location                 Leased    Sq. Footage                 Description
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ENERGY SERVICES GROUP

North America
Drilling and Formation

    Evaluation Segment:

Dallas, Texas                        Owned         352,000    Manufacturing facility includes office,
                                                              laboratory and warehouse space that
                                                              primarily produces roller cone drill
                                                              bits. In 2002, we announced plans to
                                                              move production from this facility to a
                                                              new facility in The Woodlands, Texas.
                                                              The planned move is expected in 2003.

Production Optimization Segment:

Carrollton, Texas                    Owned         792,000    Manufacturing facility including
                                                              warehouses, engineering and sales,
                                                              testing, training and research. The
                                                              manufacturing plant produces equipment
                                                              for the Production Optimization segment,
                                                              including surface and subsurface safety
                                                              valves and packer assemblies.

Shared Facilities:

Duncan, Oklahoma                     Owned       1,275,000    Four locations which include
                                                              manufacturing capacity totaling 655,000
                                                              square feet. The manufacturing facility
                                                              is the main manufacturing site for the
                                                              cementing, fracturing and acidizing
                                                              equipment. The Duncan facilities also
                                                              include a technology and research
                                                              center, training facility,
                                                              administrative offices and warehousing.
                                                              These facilities service our Drilling
                                                              and Formation Evaluation, Fluids and
                                                              Production Optimization segments.

Houston, Texas                       Owned         690,000    Two suburban campus locations utilized
                                                              by our Drilling and Formation Evaluation
                                                              and Fluids segments. One campus is on 89
                                                              acres consisting of office, training,
                                                              test well, warehouse, manufacturing and
                                                              laboratory facilities. The manufacturing
                                                              facility, which occupies 115,000 square
                                                              feet, produces highly specialized
                                                              downhole equipment for our Drilling and
                                                              Formation Evaluation segment. The other
                                                              campus is a manufacturing facility with
                                                              limited office, laboratory and warehouse
                                                              space that primarily produces fixed
                                                              cutter drill bits.

Houston, Texas                       Owned         593,000    A campus facility that is the home
                                                              office for the Energy Services Group.
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                                     Owned/
            Location                 Leased    Sq. Footage                 Description
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Shared Facilities (cont'd):

Alvarado, Texas                      Owned         238,000    Manufacturing facility including some
                                                              office and warehouse space. The
                                                              manufacturing facility produces
                                                              perforating products and exploratory and
                                                              formation evaluation tools for our
                                                              Drilling and Formation Evaluation and
                                                              Production Optimization segments.

Europe/Africa

Production Optimization Segment:

Arbroath, United Kingdom             Owned         119,000    Manufacturing site that produces
                                                              completion products.

Montrose, United Kingdom             Owned         213,000    Service operation center for completion
                                                              products and services equipment set on a
                                                              7.5 acre site including office,
                                                              workshop, warehouse, and yard used as
                                                              open storage. Also accommodates a
                                                              development center with two training
                                                              wells.

Shared Facilities:

Aberdeen, United Kingdom             Owned       1,216,000    A total of 26 sites including 866,000
                                     Leased        365,000    square feet of manufacturing capacity
                                                              used by various business segments.

Tananger, Norway                     Leased        319,000    Service center with workshops, testing
                                                              facilities, warehousing and office
                                                              facilities supporting the Norwegian
                                                              North Sea operations.

ENGINEERING AND CONSTRUCTION GROUP

North America

Houston, Texas                       Leased        851,000    Engineering and project support center
                                                              which occupies 33 full floors in 2
                                                              office buildings. One of these buildings
                                                              is owned by a joint venture in which we
                                                              have a 50% ownership. The remaining 50%
                                                              of the joint venture is owned by a
                                                              subsidiary of Trizec Properties Inc.
                                                              (NYSE: TRZ). Trizec is not affiliated
                                                              with Halliburton Company or any of its
                                                              directors or executive officers.

Houston, Texas                       Owned       1,017,000    A campus facility occupying 135 acres
                                                              utilized primarily for administrative
                                                              and support personnel. Approximately
                                                              221,000 square feet is dedicated to
                                                              maintenance and warehousing of
                                                              construction equipment. This campus also
                                                              serves as office facilities for KBR's
                                                              headquarters and our temporary corporate
                                                              headquarters.

Europe/Africa

Leatherhead, United Kingdom          Owned         226,000    Engineering and project support center
                                                              on 55 acres in suburban London.
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         In 2002, we closed our Dallas corporate office and temporarily relocated it to the Houston facility that also serves as headquarters for KBR.
In 2003, the corporate headquarters will be moved from this location to offices in downtown Houston which are currently being completed.

         In addition, we have 181 international and 108 domestic field camps from which the Energy Services Group delivers its products and services. We also have numerous small facilities that include sales offices, project offices and bulk storage facilities throughout the world. We own or lease marine fabrication facilities covering approximately 761 acres in Texas, England and Scotland which are used by the Engineering and Construction Group.

         We have mineral rights to proven and probable reserves of barite and bentonite. These rights include leaseholds, mining claims and owned property. We process barite and bentonite for supply to many industrial markets worldwide in addition to using it in our Fluids segment. Based on the number of tons of bentonite consumed in fiscal year 2002, we estimate our 22 million tons of proven reserves in areas of active mining are sufficient to fulfill our internal and external needs for the next 15 years. We estimate that our 750,000 tons of proven reserves of barite in areas of active mining equate to a 27 year supply based on current rates of production. These estimates are subject to change based on periodic updates to reserve estimates and to the extent future consumption differs from current levels of consumption.

We believe all properties that we currently occupy are suitable for their intended use.